Exhibit 10.34

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE OMITTED INFORMATION AS PRIVATE OR CONFIDENTIAL, AND SUCH INFORMATION IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***]

AMENDMENT NO. 1 TO MASTER SUPPLY AGREEMENT

This Amendment No. 1 to Master Supply Agreement (this “Amendment”) by and between GPM Investments, LLC, a Delaware limited liability company, on behalf of itself and its subsidiaries (“Customer”), and Core-Mark International, Inc., a Delaware corporation (“Core-Mark”) is entered into on 3/28/2024 (the “Effective Date”). A party hereto shall be referred to herein as a “Party” and the parties hereto shall be collectively referred to herein as the “Parties.”

WHEREAS, the Parties entered into the Master Supply Agreement on March 21, 2024 (together with all exhibits and other documents attached thereto, the "Agreement"); and

WHEREAS, the Parties desire to amend the Agreement in certain aspects as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.
Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Agreement.
2.
Amendment to the Agreement. As of the Effective Date, the Agreement is hereby amended by replacing Appendix 4 to Exhibit B of the Agreement in its entirety with the Appendix 4 to Exhibit B attached hereto.
3.
Miscellaneous.
(a)
This Amendment is governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to the conflict of laws provisions of such State.
(b)
This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically shall be effective as delivery of an original executed counterpart of this Amendment.
(c)
This Amendment does not, and shall not be construed to, modify any term or condition of the Agreement other than those specific terms and conditions expressly referenced in this Amendment. Except as herein provided, the Agreement shall remain unchanged and in full force and effect. In the event of any inconsistency or discrepancy between the Agreement and this Amendment, the terms and conditions set forth in this Amendment shall control.

IN WITNESS WHEREOF, the Parties have executed this Amendment.

GPM INVESTMENTS, LLC	CORE-MARK INTERNATIONAL, INC.
By: ____/s/_Arie Kotler______________	By: ______/s/ Chad Beck______________
Name: ___Arie Kotler________________	Name: ____Chad Beck________________
Title: ____CEO______________________ By: _____/s/ Mike Bloom_______________ Name: ____Mike Bloom_________________ Title: _____EVP, CMO__________________	Title: _____Vice President, Sales________

APPENDIX 4 TO EXHIBIT B

PRICING AND PAYMENT TERMS: REBATES & INCENTIVES

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